EXHIBIT 99.3

PRECISION AEROSPACE COMPONENTS, INC. AND SUBSIDARIES
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2012

ASSETS	Historical
	PAOS	FDMC		Pro Forma Adjustments		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$220,151	$—	$			$220,151
Accounts receivable	767,944	2,480,807		(182,407)	c	3,066,344
Inventory, net	4,313,468	8,834,293		(407,260)	c	12,740,501
Prepaid expenses	49,479	164,542		(164,542)	c	49,479
Prepaid income taxes and income taxes receivable	113,317			—		113,317
Deferred tax asset		558,434		(558,434)	a	—

	5,464,359	12,038,076		(1,312,643)		16,189,792
						—
PROPERTY AND EQUIPMENT - Net	22,026	44,559		(325)	b	66,260

OTHER ASSETS
Deferred tax asset		796,182		(796,182)	a	—
Deposits	26,073	—				26,073
Other assets	80,000	6,826		(1,957)	c	84,869
Intangible assets				499,000	c	499,000

	106,073	803,008		(299,139)		609,942

TOTAL ASSETS	$5,592,458	$12,885,643		$(1,612,107)		$16,865,994

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$600,949	$2,782,803		$(401,579)	c	$2,982,173
Line of credit and current portion of long term debt	1,470,000	4,263,688		3,113,156	d	8,846,844
						—
	2,070,949	7,046,491		2,711,577		11,829,017
LONG -TERM LIABILITIES

Deferred tax liability	—					—
Long term debt	—	—				—
TOTAL LIABILITIES	2,070,949	7,046,491		2,711,577		11,829,017

COMMITMENTS AND CONTINGENCIES	—	—		—		—

STOCKHOLDERS' EQUITY

Preferred Stock A $.001 par value; 7,100,000 shares authorized
at March 31, 2012 and December 31, 2011; 5,945,378 shares issued and outstanding	5,945	—		—		5,945
		3,199		(3,199)	a
Preferred Stock B $.001 par value; 2,900,000 shares authorized						—
0 shares issued and outstanding	—					—
Common stock, $.001 par value; 100,000,000 shares authorized						—
at March 31, 2012 and December 31, 2011; 3,688,497 shares issued and outstanding	3,688	—		—		3,688
		1,453		(1,453)	a	—
Additional paid-in capital	11,191,205	5,761,697		(4,624,592)	a,c,d	12,328,310
						—
Retained earnings (deficit)	(7,679,329)	72,803		305,560	b,g	(7,300,966)
TOTAL STOCKHOLDERS' EQUITY	3,521,509	5,839,152		(4,323,684)		5,036,977

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,592,458	$12,885,643		$(1,612,107)		$16,865,994

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PRECISION AEROSPACE COMPONENTS, INC. AND SUBSIDARIES
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Quarter Ended March 31, 2012

	Historical
	PAOS	FDMC	Pro Forma Adjustments		Pro Forma

Total Net Revenue	$2,106,021	$6,292,994	$—		$8,399,015

Total Cost of Goods Sold	1,508,076	4,583,412	—		6,091,488

Gross Profit	597,945	1,709,582	—		2,307,527

Operating Expenses
General and Administrative Expenses	466,558	1,078,947	—		1,545,505
Professional and Consulting Fees	85,498	29,873	(15,000)	b	100,371
Depreciation	5,585	15,421	—		21,006
Total Operating Expenses	557,641	1,124,241	(15,000)		1,666,882

Income Before Other Income (Expense)	40,304	585,341	15,000		640,645

Other Income (Expense)
Interest Expense	(15,873)	(43,876)	(64,539)	d	(124,288)
Gain on bargin purchase of FDMC	—	—	395,099	g	395,099
	(15,873)	(43,876)	330,560		270,811

Income (Loss) Before Provision (Benefit) for Income Taxes	24,431	541,465	345,560		911,456

Provision (Benefit) for income taxes	(42,714)	177,412	40,000	f	174,698

Net Income (Loss) Applicable to Common Shares	$67,145	$364,053	$305,560		$736,758

Net Income (Loss) Per Basic Shares	$0.02				$0.20

Net Income (Loss) Per Diluted Shares	$0.01				$0.06

Weighted Average Number of Basic Common Shares Outstanding	3,688,497				3,688,497

Weighted Average Number of Fully Diluted Common Shares Outstanding	12,927,617				12,927,617

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PRECISION AEROSPACE COMPONENTS, INC. AND SUBSIDARIES
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2011

	Historical
	PAOS	FDMC	Pro Forma Adjustments		Pro Forma

Total Net Revenue	$7,728,836	$21,465,697	$—		$29,194,533

Total Cost of Goods Sold	5,320,981	16,050,214	—		21,371,195

Gross Profit	2,407,855	5,415,483	—		7,823,338

Operating Expenses
General and Administrative Expenses	1,923,060	4,220,763	—		6,143,823
Professional and Consulting Fees	288,244	124,868	(64,868)	b	348,244
Depreciation	55,013	29,016	—		84,029
Total Operating Expenses	2,266,317	4,374,647	(64,868)		6,576,096

Income Before Other Income (Expense)	141,538	1,040,836	64,868		1,247,242

Other Income (Expense)
Interest Expense	(82,915)	(176,648)	(258,158)	d	(517,721)
Impairment of Assets - FDMC		(5,399,036)	5,399,036	e	—
Impairment of Assets - PAOS	(2,558,180)	—			(2,558,180)
Gain on purchase of FDMC	—	—	395,099	g	395,099
Other	—	(252,209)	—		(252,209)
	(2,641,095)	(5,827,893)	5,535,977		(2,933,011)

Income (Loss) Before Provision (Benefit) for Income Taxes	(2,499,557)	(4,787,057)	5,600,845		(1,685,769)

Provision (Benefit) for income taxes	(2,973)	244,584	(244,584)	f	(2,973)

Net Income (Loss) Applicable to Common Shares	$(2,496,584)	$(5,031,641)	$5,845,429		$(1,682,796)

Net Income (Loss) Per Basic Shares	$(0.85)				$(0.57)

Net Income (Loss) Per Diluted Shares	$(0.85)				$(0.57)

Weighted Average Number of Basic Common Shares Outstanding	2,942,680				2,942,680

Weighted Average Number of Fully Diluted Common Shares Outstanding	2,942,680				2,942,680

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UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

1. Basis of Presentation

On May 25, 2012, Precision Aerospace Components, Inc. (the “Company”), acquired the assets of Fastener Distribution and Marketing Company, Inc., which included Aero-Missile Components, Inc. and Creative Assembly Systems, Inc. for $9,286,389.05. The Company completed the acquisition by entering into an Asset Purchase Agreement (the “Purchase Agreement”), dated as of the 25th day of May, 2012, by and among Fastener Distribution and Marketing Company, Inc., Aero-Missile Components, Inc., Creative Assembly Systems, Inc., Precision Aerospace Components, Inc., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., and by entering into appropriate bills of sale, and other agreements to support the transaction. The Company recapitalized its existing debt and paid for the acquisition with a new credit facility consisting of a $2.5 million term loan and a $10 million revolving loan. The Company established the new credit facility by entering into a Loan and Security Agreement (the “Credit Agreement”) among Precision Aerospace Components, Inc., Freundlich Supply Company, Inc. (“Freundlich”), Tiger-Tight Corp., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., the lenders from time to time party to the Agreement and Newstar Business Credit, LLC, as administrative agent, dated as of May 25,2012, pursuant to which the Lenders: (i) made a term loan in the original principal amount of $2,500,000 to the Company (the “Term Loan”), and (ii) established a revolving credit facility in an aggregate principal amount of up to $10,000,000 in favor of the Company, all as more fully described in the Credit Agreement.

On May 25, 2012, the Company used the proceeds of the Term Loan and an initial $6,346,843.54 advance under the Revolving Loan to (i) fund the acquisition of the assets of the Sellers and other amounts owing pursuant to the Purchase Agreement or in connection with the acquisition of the assets of the Sellers; (ii) pay off the outstanding obligations of Freundlich and Guaranteed by the Company under that certain Line of Credit Letter and Demand Promissory Note, each dated June 9, 2011, as amended, by and among Freundlich the Company, and Israel Discount Bank and Guaranteed by the Company (iii) pay certain transaction fees and expenses in connection with the acquisition of the assets and the Loan and Security Agreement. Borrowings under the revolving loan may also be used to finance capital expenditures and for working capital and other general corporate purposes.

The unaudited pro forma consolidated balance sheet as of March 31, 2012 gives effect to the acquisition of FDMC as if it had occurred as of March 31, 2012. The unaudited pro forma combining statements of operations for the 3 months ended March 31, 2012 combines the operating results of the Company for the 3 months ended March 31, 2012 and the operating results for FDMC for the 3 months ended March 31, 2012, and was prepared under the assumption that the acquisition of FDMC had occurred as of January 1, 2012. Since FDMC has historically reported financial results using a June 30 year, the FDMC operating results for the year ended December 31, 2011 were obtained by adding the operating results for the twelve months ended December 31, 2011, and the proforma operating results for the year ended December 31, 2011 was prepared under the assumption that the acquisition occurred January 1, 2011.

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The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma combining balance sheet and statements of operations. The unaudited pro forma combined financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both the Company and the FDMC Business.

2. Explanation of pro forma adjustments

The following pro forma adjustments are included in the unaudited pro forma combined condensed consolidated balance sheet and/or the unaudited pro forma combined condensed consolidated statements of operations

(a)	The elimination of FDMC non-retained assets, liabilities and equity.
(b)	The elimination of FDMC excess professional fees.
(c)	An increase (decrease) to reflect the value of assets acquired from the seller on the closing date.
(d)	An increase in line of credit to acquire the assets of FDMC from the seller on the closing date.
(e)	The elimination of FDMC Goodwill expense for the impairment of assets.
(f)	The effect on income taxes related to the transaction.
(g)	The preliminary allocation of purchase price to net assets acquired is summarized below:

(h)	Allocation of purchase price over fair value of tangible net assets, acquired to identified intangible.

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